LIMITATION ON SUBSIDIARY DIVIDENDS	12 Months Ended
Dec. 31, 2011
Disclosure Of Restrictions On Dividends, Loans and Advances Disclosure [Abstract]
LIMITATION ON SUBSIDIARY DIVIDENDS

NOTE 6 – LIMITATION ON SUBSIDIARY DIVIDENDS

      The Corporation’s primary source of funds with which to pay its future obligations is the receipt of dividends from the Bank. Banking regulations provide that the Bank must maintain capital sufficient to enable it to operate as a viable institution and, as a result, may limit the amount of dividends the Bank may pay without prior approval. It is management’s intention to limit the amount of dividends paid to the Corporation in order to maintain compliance with capital guidelines and to maintain a strong capital position in the Bank.